JANUS ADVISER SERIES

                         Supplement dated July 30, 2001
                      to Prospectus dated December 31, 2000

     THIS INFORMATION SUPPLEMENTS THE FUND PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR PLAN SPONSOR, BROKER OR OTHER FINANCIAL INTERMEDIARY.

     On July 30, 2001 Janus Adviser Series (the "Trust") filed a proposed amendment to the Prospectus. It is anticipated that the amendment will be effective on September 30, 2001 and, in that event, the following changes will be implemented:
     1. Janus Adviser Equity Income Fund (the "Fund") will change its name to "Janus Adviser Core Equity Fund."
     2.   The Fund's investment objective will be long-term growth of capital.
     3. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities selected for their growth potential. The Fund will be able to invest in companies of any size.

     Potential investors in the Fund should consider this information in making a long-term investment decision.


















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